UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

BlueRiver Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39961	98-1577027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West Nottingham Drive, Suite 400 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 832 3305

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of a redeemable Warrant to acquire one Class A ordinary share	BLUA.U	NYSE American LLC
Class A ordinary share, par value $0.0001 per share	BLUA	NYSE American LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BLUA.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 21, 2023, BlueRiver Acquisition Corp., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “BlueRiver”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BLUA Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of BlueRiver (“Merger Sub”), and Spinal Stabilization Technologies, LLC, a Texas limited liability company (the “Company”). Pursuant to the Merger Agreement, (i) BlueRiver will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”) and (ii) on the Closing Date, following the Domestication, Merger Sub will merge with and into the Company (the “Merger” and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Business Combination”) the Company continuing as the surviving entity of the Merger and a subsidiary of BlueRiver (the “Surviving Company”). We also refer to BlueRiver following the Business Combination as “Surviving Pubco.”

Following the consummation of the Business Combination, the combined company will be organized in an “Up-C” structure. The combined company’s business will continue to operate through the Surviving Company and its subsidiaries and the Surviving Pubco’s sole direct asset will be the equity interests of the Surviving Company held by it.

The description of the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Business Combination, is incomplete and is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

The Domestication

Prior to the Closing (as defined below), upon the terms and subject to the conditions of the Merger Agreement, BlueRiver will domesticate as a Delaware corporation (“Surviving Pubco”) in accordance with the Delaware General Corporation Law and the Cayman Islands Companies Law (the “Domestication”).

In connection with the Domestication, each issued and outstanding Class A ordinary share and Class B ordinary share of BlueRiver will convert into one share of Class A common stock of Surviving Pubco, and each issued and outstanding warrant to purchase Class A ordinary shares of BlueRiver will be exercisable by its terms to purchase an equal number of shares of Class A common stock of Surviving Pubco.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of BlueRiver, the Company or any holder of Company membership units immediately prior to the Effective Time (the “Holders”), each Company membership unit that is issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become the right to receive the portion of the shares of Surviving Company Class A Membership Units and Surviving Pubco Class V Common Stock representing, in the aggregate, the Merger Consideration (with each Holder receiving a number of Surviving Company Class A Membership Units and a corresponding number of Surviving PubCo Class V Common Stock equal to the quotient of (a) the amount of cash that the Holder would have received had the Company sold all of its assets and made a final liquidating distribution of cash to the Holders in an amount equal to $240,000,000 in accordance with Section 5.4 of the Company’s operating agreement, divided by (b) $10.00), in each case, as more particularly set forth on an allocation statement to be delivered by the Company to BlueRiver in connection with the consummation of the transactions contemplated by the Merger Agreement (the “Closing”). For purposes of the Merger Agreement, the “Merger Consideration” means a number of Surviving Company Class A Membership Units equal to the quotient determined by dividing $240,000,000 by $10.00 and an equal number of shares of Surviving Pubco Class V Common Stock.

Representations and Warranties; Covenants

Under the Merger Agreement, the parties to the Merger Agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Merger Agreement generally will not survive the Closing. In addition, the parties to the Merger Agreement agreed to be bound by certain covenants as specified in the Merger Agreement. The covenants made under the Merger Agreement generally will not survive the Closing, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Directors of Surviving Pubco

The parties agreed in the Merger Agreement to take all necessary action to cause the board of directors of Surviving Pubco as of immediately following the Closing to consist of a number of directors to be mutually agreed between BlueRiver and the Company; provided, that, a majority of the initial directors of the Surviving Pubco Board will be designated by the Company, provided, further, that board of directors of Surviving Pubco as of immediately following the Closing shall include the following individuals: Joe de Compiegne, Randall Mays, Vic Bertrand, Mark Novotny, and Dr. Phillips. Each designee will meet the director qualification and eligibility criteria of the Nominating and Corporate Governance committee of the board of directors of BlueRiver, and a number of designees will qualify as independent directors as determined by the board of directors of BlueRiver such that a majority of the directors as of immediately following the Closing will qualify as independent directors. Surviving Pubco’s board of directors will be assigned to classes as mutually agreed between the parties.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including customary conditions of each party and the following mutual conditions of the parties unless waived in writing by all such parties:

•	expiration of the waiting period under the HSR Act;

•	the Class A common stock of Surviving Pubco contemplated to be listed pursuant to the Merger Agreement shall have been listed on an approved stock exchange and shall be eligible for continued listing on an approved stock exchange immediately following the Closing (as if it were a new initial listing by an issuer that had never been listed prior to Closing);

•	there will not be in force any applicable law or governmental order enjoining, prohibiting, making illegal, or preventing the consummation of the Merger;

•	the requisite approval of the BlueRiver shareholders shall have been obtained;

•	the requisite approval of the members of the Company shall have been obtained;

•	the registration statement on Form S-4 (as such filing is amended or supplemented, and including the proxy statement/prospectus contained therein) shall have become effective, no stop order shall have been issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the registration statement and no action seeking such stop order shall have been threatened or initiated;

•	upon the Closing, after giving effect to the completion of any redemptions, Surviving Pubco having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001;

•	the Domestication shall have been consummated;

•	the amount equal to the sum of (i) the amount of cash available to be released from BlueRiver’s Trust Account (after giving effect to all payments to be made as a result of the completion of all BlueRiver share redemptions), plus (ii) the net amount of proceeds actually received by BlueRiver pursuant to any equity financing consummated prior to, or in connection with, the Closing, minus the transaction expenses and liabilities of BlueRiver and the transaction expenses of the Company, in each case, that remain unpaid as of the Closing, is equal to or greater than Ten Million Dollars ($10,000,000.00);

•	the forms of specified ancillary agreements, and the economic and voting rights, pending release from transfer restrictions to be associated with 25% of the shares of Surviving Pubco Class A Common Stock to be received by the Sponsor in connection with the BlueRiver Class B Ordinary Shares Conversion and held by Sponsor at the Effective Time, in each case, will have been mutually agreed to by the parties;

•	a specified waiver letter will be in full force and effect.

The obligations of the Company to complete the Closing are subject to various conditions, unless waived in writing by the Company:

•	the accuracy of the representations and warranties of BlueRiver and Merger Sub as determined in accordance with the Merger Agreement;

•	each of the covenants of Blue River and Merger Sub to be performed as of or prior to the Closing shall have been performed in all material respects;

•	from the date of the Merger Agreement there shall not have occurred a material adverse effect on BlueRiver; and

•	the Company shall have received from BlueRiver certain deliverables specified in the Merger Agreement.

The obligations of BlueRiver and Merger Sub to complete the Closing are subject to various conditions, unless waived in writing by BlueRiver:

•	the accuracy of the representations and warranties of the Company as determined in accordance with the Merger Agreement;

•	each of the covenants of the Company to be performed as of or prior to the Closing shall have been performed in all material respects;

•	from the date of the Merger Agreement there shall not have occurred a material adverse effect on the Company or its subsidiaries; and

•	BlueRiver shall have received from the Company certain deliverables specified in the Merger Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Termination

The Merger Agreement may be terminated under certain circumstances, including, by either party if the Closing has not occurred on or before February 2, 2024; provided, that the Merger Agreement may not be terminated, solely as a result of the Closing not occurring prior to February 2, 2024, by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Merger Agreement and such breach or violation is the primary cause of the failure of a condition set forth in Article 10 of the Merger on or prior to February 2, 2024. The Merger may also be terminated by BlueRiver if: (i) BlueRiver determines, in its sole discretion, not to proceed with consummating the transactions contemplated by the Merger Agreement in connection with BlueRiver’s ongoing due diligence review of the SST and its Affiliates; or (ii) if the Company has not obtained, and delivered to BlueRiver, the Member Support Agreements comprising the requisite number of Company Membership Units required (A) to approve this Agreement, including the transactions contemplated therein, Ancillary Documents and the Merger, and (B) to approve any amendments to the Company Governing Document, in each case under the Company Governing Document and applicable Law, within thirty days following the date of the Merger Agreement; or (ii) if the Company has not obtained, and delivered to BlueRiver, the Company Member Approval within three Business Days following the effective date of the Registration Statement. SST may terminate the Merger Agreement at any time prior to fourteen (14) days following the later of (i) the date of the Merger Agreement, and (ii) the date on which BlueRiver delivers specified disclosure schedules to the Company, the Company determines, if the Company determines in its sole discretion not to proceed with consummating the transactions contemplated by the Merger Agreement in connection with the Company’s ongoing due diligence review of BlueRiver. The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, BlueRiver, the Sponsor and the Company entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Merger Agreement and the transactions contemplated thereby (including the Merger), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of BlueRiver in respect of the Class B ordinary shares of BlueRiver currently outstanding, (iii) be bound by certain other covenants and agreements related to the Business Combination and (iv) be bound by certain transfer restrictions with respect to 25% of the Class B ordinary shares held by Sponsor immediately prior to the Effective Time, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Company Member Support Agreement

Concurrently with the execution of the Merger Agreement, BlueRiver, certain members of the Company and the Company entered into a Member Support Agreement (the “Member Support Agreement”), pursuant to which such Company members have agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby (including the Merger), and (ii) be bound by certain transfer restrictions with respect to Company units held by such Company members prior to the Closing. The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the Member Support Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 24, 2023, BlueRiver issued a press release (the “Press Release”) announcing the execution of the Merger Agreement.

A copy of the Press Release is furnished as Exhibits 99.1 to this Current Report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the transactions contemplated by the Merger Agreement, BlueRiver will file the Registration Statement with the Securities and Exchange Commission (“SEC”), which will include a proxy statement of BlueRiver. BlueRiver also plans to file other documents with the SEC regarding the transactions contemplated by the Merger Agreement. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of BlueRiver. SHAREHOLDERS OF BLUERIVER AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUCH TRANSACTIONS. Shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about BlueRiver and the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

BlueRiver and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BlueRiver in connection with the transactions contemplated by the Merger Agreement. The Company and its respective officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of BlueRiver, as well as other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions contemplated by the Merger Agreement, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of BlueRiver or the Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements.” All statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and BlueRiver’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and BlueRiver. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; the inability of the parties to successfully or timely consummate the transactions contemplated by the Merger Agreement, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transactions contemplated by the Merger Agreement or that the approval of the shareholders of BlueRiver or the members of the Company is not obtained; the failure to realize the anticipated benefits of the transactions contemplated by the Merger Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the amount of redemption requests made by BlueRiver’s public shareholders; the ability of BlueRiver or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the transactions contemplated by the Merger Agreement or in the future and those factors discussed in BlueRiver’s final prospectus dated January 28, 2021, and any subsequently filed periodic or current reports, in each case, under the heading “Risk Factors,” and other documents of BlueRiver filed, or to be filed, with the SEC. If any of these risks materialize or BlueRiver’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BlueRiver nor the Company presently know or that BlueRiver and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BlueRiver’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BlueRiver and the Company anticipate that subsequent events and developments will cause BlueRiver’s and the Company’s assessments to change. However, while BlueRiver and the Company may elect to update these forward-looking statements at some point in the future, BlueRiver and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing BlueRiver’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact BlueRiver’s or the Company’s expectations and projections can be found in BlueRiver’s periodic filings with the SEC. BlueRiver’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated July 21, 2023, by and among BlueRiver, Merger Sub, and SST.

10.1	Form of Sponsor Support Agreement.

10.2	Form of Company Member Support Agreement.

99.1	Press Release, dated July 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). BlueRiver agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueRiver Acquisition Corp.

By:	/s/ John Gregg
Name:	John Gregg
Title:	Co-Chief Executive Officer

Dated: July 21, 2023